Exhibit 10.7

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS

BEEN REQUESTED IS OMITTED AND NOTED WITH

“****”.

AN UNREDACTED VERSION OF THIS DOCUMENT

HAS ALSO BEEN PROVIDED TO THE

SECURITIES AND EXCHANGE COMMISSION.

PURCHASE AGREEMENT NUMBER PA-03814

between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Relating to Boeing Model 737-800 Aircraft

TABLE OF CONTENTS

ARTICLES
Article 1.	Quantity, Model and Description	1
Article 2.	Delivery Schedule	1
Article 3.	Price	1
Article 4.	Payment	1
Article 5.	Additional Terms	2

TABLE
1.	Aircraft Information Table	4

EXHIBITS
A.	Aircraft Configuration	5
B.	Aircraft Delivery Requirements and Responsibilities	10

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features	15
BFE1.	BFE Variables	19
CS1-1.	Customer Support Variables	24
CS1-2.	Customer Support Variables	29
CS1-3.	Customer Support Variables	34
EE1.	**** Engine Warranty and Patent Indemnity	37
SLP1.	Service Life Policy Components	39

LETTER AGREEMENTS
LA-1208457	Assignment of Customer’s Interest to Subsidiary or Affiliate	51
LA-1208458	Loading of Customer Software	43
LA-1208459	Seller Purchased Equipment	45
LA-1208460	Export-Import Bank Financing Application Disclosure	53
LA-1208461	Leasing Matters	55
LA-1208462	****	63
LA-1208463	Aircraft Performance Guarantees	65
LA-1208464	****	68
LA-1208465	Assignment of Customer’s Interest for Securing Advance Payment Financing	70
LA-1208466	****	72
LA-1208467	Special Matters	76
LA-1210454	****	88

Purchase Agreement No. PA-03814

between

The Boeing Company

and

Avolon Aerospace Leasing Limited

This Purchase Agreement No. PA-03814 between The Boeing Company, a Delaware corporation, (Boeing) and Avolon Aerospace Leasing Limited, a Cayman Islands corporation, (Customer) relating to the purchase and sale of Model 737-800 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of December 18, 2009, and as further assigned and novated dated as of May 10, 2010, between the parties, identified as AGTA-VLN (AGTA).

1.	Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as Model 737-800 aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement.

2.	Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

3.	Price.

3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

4.	Payment.

4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

4.2 The standard advance payment schedule for the Model 737-800 aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of ****, less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

4.3 For any Aircraft whose scheduled month of delivery is less than twenty-four (24) months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5.	Additional Terms.

5.1 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2 Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on dock dates and other variables applicable to the Aircraft.

5.4 Customer Support Variables. Supplemental Exhibits CS1-1, CS1-2, and CS1-3 contain the customer support variables applicable to information, training, services and other things to be furnished by Boeing in support of the Aircraft to be leased by Customer. In accordance with Letter Agreement VLS-PA-03814-LA-1208461 to the Purchase Agreement Boeing will identify which Supplemental Exhibit is applicable to each of Customer’s lessees.

5.5 **** Variables. Supplemental Exhibit EE1 describes the applicable **** formula and contains the engine warranty and the engine patent indemnity for the Aircraft.

5.6 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

5.7 Public Announcement. Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

5.8 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

AGREED AND ACCEPTED this

September 18, 2012
Date

THE BOEING COMPANY	AVOLON AEROSPACE Leasing LIMITED

/s/ Jeffery J. Solomon	/s/ Tom Ashe
Signature	Signature

Jeffery J. Solomon	Tom Ashe
Printed name	Printed name

Attorney-in-Fact	Director
Title	Title

Table 1 To

Purchase Agreement No. PA-03814

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	****	Detail Specification:	****			****
Engine Model/Thrust:	CFM56-7B24	****	Airframe Price Base Year/**** Formula:		****		****
Airframe Price:		****	Engine Price Base Year/**** Formula:		N/A	N/A
Optional Features:		****

Sub-Total of Airframe and Features:****			Airframe Escalation Data:
Engine Price (Per Aircraft):		****	Base Year Index (ECI):		****
Aircraft Basic Price (Excluding BFE/SPE):		****	Base Year Index (CPI):		****

Buyer Furnished Equipment (BFE) Estimate:		****
Seller Purchased Equipment (SPE) Estimate:		****

Deposit per Aircraft:		****

Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Manufacturer’s Serial No.	Model Designator	**** Factor (Airframe)	Lessee	Configuration Exhibit	Optional Features Price 2011 $	**** Estimate Adv Payment Base Price Per A/P	**** ****	**** ****	**** ****	**** ****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****				****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****				****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****				****	****	****	****	****
****	****	****	****	****				****	****	****	****	****
****	****	****	****	****				****	****	****	****	****
****	****	****	****	****				****	****	****	****	****
****	****	****	****	****				****	****	****	****	****
****	****	****	****	****				****	****	****	****	****
****	****	****	****	****				****	****	****	****	****
Total:	16

Note: SPE is included in the APBP values applicable to the DZZ and AMX aircraft above.

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Exhibit A to Purchase Agreement Number PA-03814

Exhibit A

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 737-800 AIRCRAFT

The Detail Specification is Boeing document number D019A001VLS38P-1 Rev. New. dated when released. Such Detail Specification will be comprised of Boeing configuration specification D019A001, revision O, dated March 31, 2011, as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). Upon request, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

CR	Title	**** **** ****

****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

CR	Title	**** **** ****

****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

CR	Title	**** **** ****

****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

****	****	****

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Exhibit B to Purchase Agreement Number PA-03814

Exhibit B

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 737-800 AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.	GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1 Airworthiness and Registration Documents. Not later than six (6) months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than three (3) months prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2 Certificate of Sanitary Construction.

1.2.1 U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.2.2 Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least three (3) months prior to delivery. Boeing will then use commercially reasonable efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.3 Customs Documentation.

1.3.1 Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than three (3) months prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

1.3.2 General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration,

for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than twenty (20) days prior to delivery all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than twenty (20) days prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3 Export Declaration - U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.

2.	Insurance Certificates.

Unless provided earlier, Customer will provide to Boeing not later than thirty (30) days prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

3.	Notice of Flyaway Configuration.

Not later than twenty (20) days prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested “flyaway configuration” of the Aircraft for its ferry flight. This configuration letter should include:

(i)	the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii)	the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii)	any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer’s subsequent Aircraft;

(iv)	a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v)	a complete ferry flight itinerary.

4.	Delivery Actions by Boeing.

4.1 Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3 Schedule for Customer’s Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

4.4 Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	****
737	****

4.5 Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing’s subsidiary to Customer.

4.7 Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing’s Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5.	Delivery Actions by Customer.

5.1 Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2 Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer’s Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

5.4 TSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Customer is responsible for application for the TSA waiver and obtaining TSA approval. Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center.

5.5 Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Supplemental Exhibit AE1

to Purchase Agreement Number PA-03814

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

relating to

BOEING MODEL 737-800 AIRCRAFT

1.	Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

****

Where:

Pa = ****

P = ****

	****	**** ****

Where:

ECIb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement);

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Manufacturing – Total Compensation (BLS Series ID CIU2013000000000I), calculated by establishing a three (3) month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

M = ****	**** ****

Where:

CPIb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement); and

CPI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Consumer Price Index – All Urban Consumers (BLS Series ID CUUR0000SA0), calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of ECI and CPI.

Note:

(i)	In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii)	****

(iii)	****

(iv)	The **** (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

(v)	The final value of Pa will be rounded to the nearest dollar.

(vi)	The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2.	Values to be Utilized in the Event of Unavailability.

2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and CPI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within twenty-four (24) months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and CPI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4 If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. ****

Note:

(i)	The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

(ii)	The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be four (4), where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Supplemental Exhibit BFE1

to Purchase Agreement Number PA-03814

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-800 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.	Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	****

Galley Inserts	****

Seats (passenger)	****

Overhead & Audio System	****

In-Seat Video System	****

Miscellaneous Emergency Equipment	****

Cargo Handling Systems* (Single Aisle Programs only)	****

*For a new certification, supplier requires notification **** months prior to Cargo Handling System on-dock date.

Customer will enter into initial agreements with the selected Galley System, Galley Inserts, Seats, and In-Seat Video System suppliers on or before **** calendar days after the above supplier selection dates, to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).

2.	On-dock Dates and Other Information.

On or before **** prior to Aircraft delivery, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

Item	Preliminary On-Dock Dates Month of Delivery
	****	****
Seats	****	****
Galleys/Furnishings	****	****
Antennas & Mounting Equipment	****	****
Avionics	****	****
Cabin Systems Equipment	****	****
Miscellaneous Emergency Equipment	****	****
Textiles/Raw Material	****	****
Cargo Systems (Single Aisle Programs)	****	****
Provision Kits (Single Aisle Programs)	****	****
Radomes (Single Aisle Programs)	****	****

Item	Preliminary On-Dock Dates Month of Delivery
	****	****
Seats	****	****
Galleys/Furnishings	****	****
Antennas & Mounting Equipment	****	****
Avionics	****	****
Cabin Systems Equipment	****	****
Miscellaneous Emergency Equipment	****	****
Textiles/Raw Material	****	****
Cargo Systems (Single Aisle Programs)	****	****
Provision Kits (Single Aisle Programs)	****	****
Radomes (Single Aisle Programs)	****	****

Item	Preliminary On-Dock Dates Month of Delivery
	****	****
Seats	****	****
Galleys/Furnishings	****	****
Antennas & Mounting Equipment	****	****
Avionics	****	****
Cabin Systems Equipment	****	****
Miscellaneous Emergency Equipment	****	****
Textiles/Raw Material	****	****
Cargo Systems (Single Aisle Programs)	****	****
Provision Kits (Single Aisle Programs)	****	****
Radomes (Single Aisle Programs)	****	****

Item	Preliminary On-Dock Dates Month of Delivery
	****	****
Seats	****	****
Galleys/Furnishings	****	****
Antennas & Mounting Equipment	****	****
Avionics	****	****
Cabin Systems Equipment	****	****
Miscellaneous Emergency Equipment	****	****
Textiles/Raw Material	****	****
Cargo Systems (Single Aisle Programs)	****	****
Provision Kits (Single Aisle Programs)	****	****
Radomes (Single Aisle Programs)	****	****

Item	Preliminary On-Dock Dates Month of Delivery
****
Seats	****
Galleys/Furnishings	****
Antennas & Mounting Equipment	****
Avionics	****
Cabin Systems Equipment	****
Miscellaneous Emergency Equipment	****
Textiles/Raw Material	****
Cargo Systems (Single Aisle Programs)	****
Provision Kits (Single Aisle Programs)	****
Radomes (Single Aisle Programs)	****

3.	Additional Delivery Requirements – Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Supplemental Exhibit CS1-1

to Purchase Agreement Number PA-03814

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 737-800 AIRCRAFT

Customer and Boeing will conduct planning conferences approximately twelve (12) months prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.

The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below.

1.	Maintenance Training.

1.1 Airplane General Familiarization Course; one (1) class of twenty (24) students;

1.2 Mechanical/Power Plant Systems Course; two (2) classes of fifteen (15) students;

1.3 Electrical Systems Course; two (2) classes of fifteen (15) students;

1.4 Avionics Systems Course; two (2) classes of fifteen (15) students;

1.5 Corrosion Prevention & Control Course; one (1) class of ten (10) students;

1.6 Aircraft Rigging Course; one (1) class of six (6) students;

1.7 Composite Repair for Technicians – Basic; one (1) class of eight (8) students;

1.8 Training materials will be provided to each student. In addition, one set of training materials used in Boeing’s training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Customer’s own training program.

2.	Flight Training.

2.1 For 1 Aircraft: Transition training for six (6) flight crews (12 pilots) in two (2) classes; For 2 or more Aircraft: Transition training for eight (8) flight crews (16 pilots) in two (2) classes. The training will consist of ground school (utilizing computer based training), fixed base simulator, full flight simulator and actual aircraft training on Customer’s Aircraft.

2.2 For 1 Aircraft: Flight Dispatcher training; one (1) class of six (6) students; For 2 or more Aircraft: Flight Dispatcher training; two (2) classes of six (6) students.

2.3 For 1 Aircraft: Flight Attendant training; one (1) class of twelve (12) students; For 2 or more Aircraft: Flight Attendant training; two (2) classes of twelve (12) students.

2.4 Performance Engineer training in Boeing’s regularly scheduled courses; schedules are published twice yearly.

2.5 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including visual aids, Computer

Based Training Courseware, instrument panel wall charts, text/graphics, video programs, Flight Attendant Manuals, etc. will be provided for use in Customer’s own training program.

2.6 Additional Flight Operations Services:

(i)	Boeing flight crew personnel to assist in ferrying the first aircraft to Customer’s main base;

(ii)	For 1 Aircraft: Instructor pilots for sixty (60) calendar days for revenue service training assistance; For 2 or more Aircraft: Instructor pilots for ninety (90) calendar days for revenue service training assistance; and

(iii)	An instructor pilot to visit Customer six (6) months after revenue service training to review Customer’s flight crew operations for a two (2) week period.

3.	Planning Assistance.

3.1 Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA seemingly to the contrary, Boeing will provide the following Maintenance Engineering support:

3.1.1 Maintenance Planning Assistance. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to assist with maintenance program development and to provide consulting related to maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.2 ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide one (1) on site visit to Customer’s main base to assist with the development of their ETOPS maintenance program and to provide consultation related to ETOPS maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.3 GSE/Shops/Tooling Consulting. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.4 Maintenance Engineering Evaluation. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation. Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.2 Spares.

(i)	Recommended Spares Parts List (RSPL). A customized RSPL, data and documents will be provided to identify spare parts required for Customer’s support program.

(ii)	Illustrated Parts Catalog (IPC). A customized IPC in accordance with ATA 100 will be provided.

(iii)	Provisioning Training. Provisioning training will be provided for Customer’s personnel at Boeing’s facilities, where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.

(iv)	Spares Provisioning Conference. A provisioning conference will be conducted, normally at Boeing’s facilities where technical data and personnel are available.

4.	Technical Data and Documents.

4.1 Flight Operations.

Airplane Flight Manual

Flight Crew Operations Manual and Quick Reference Handbook

Weight and Balance Manual Chapter 1 Control and Loading

Dispatch Deviations Guide

Flight Crew Training Manual

Performance Engineer’s Manual

Jet Transport Performance Methods

FMC Supplementary Data Document

Operational Performance Software

ETOPS Guide Vol. III

Flight Planning and Performance Manual

Flight Attendant Manual

4.2 Maintenance.

Aircraft Maintenance Manual

Wiring Diagram Manual

Systems Schematics Manual

Structural Repair Manual

Component Maintenance Manual

Standard Overhaul Practices Manual Chapter 20

Standard Wiring Practices Manual Chapter 20

Nondestructive Test Manual

Service Bulletins and Index

Fault Isolation Manual

Fault Reporting Manual

Fuel Measuring Stick Manual

Powerplant Buildup Manual (except Rolls Royce)

All Operators Messages

Service Letters

Structural Item Interim Advisory

Combined Index

Maintenance Tips

Configuration Data Base Generator User Guide (model 777 only)

Baggage/Cargo Loading Manual (model 767 and 777 only)

4.3 Maintenance Planning.

Maintenance Planning Data Document

Maintenance Task Cards and Index

Airline Maintenance Inspection Intervals

ETOPS Guide Vol. II

ETOPS Configuration Maintenance and Procedures

4.4 Spares.

Illustrated Parts Catalog

Standards Books

4.5 Facilities and Equipment Planning.

Maintenance Facilities and Equipment Planning Document

Special Tool and Ground Handling Equipment Drawings and Index

Supplementary Tooling Documentation

Illustrated Tool and Equipment Manual

Airplane Recovery Document

Airplane Characteristics for Airport Planning Document

Airplane Rescue and Fire Fighting Information

Engine Ground Handling Document

ETOPS Guide Vol. I

4.6 Supplier Technical Data.

Supplier Service Bulletins

Supplier Ground Support Equipment List

Supplier Assembly Drawings

Component Maintenance Manuals

Overhaul Manual/Component Maintenance Manual Index

Supplier Publications Index

Product Support Supplier Directory

Supplier Product Support and Assurance Agreements Documents Vol. I and II

Supplier Spare Part Price Catalog

4.7 Fleet Statistical Data and Reporting

Fleet reliability views, charts, and reports

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Supplemental Exhibit CS1-2

to Purchase Agreement Number PA-03814

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 737-800 AIRCRAFT

Customer and Boeing will conduct planning conferences approximately twelve (12) months prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.

The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below.

1.	Maintenance Training.

1.1 Mechanical/Power Plant Course; one (1) class of fifteen (15) students;

1.2 Electrical Systems Course; one (1) class of fifteen (15) students;

1.3 Avionics Systems Course; one (1) class of fifteen (15) students;

1.4 Aircraft Rigging Course; one (1) class of six (6) students;

1.5 Advanced Composite Repair Course; one (1) class of eight (8) students.

1.6 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Customer’s own training program.

2.	Flight Training.

2.1 Boeing will provide one classroom course to acquaint up to eight (8) students (four (4) flight crews) with operational, systems and performance differences between Customer’s newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.

2.2 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including Computer Based Training Courseware, instrument panel wall charts, Flight Attendant Manuals, etc. will be provided for use in Customer’s own training program.

3.	Planning Assistance.

3.1 Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA seemingly to the contrary, Boeing will provide the following Maintenance Engineering support:

3.1.1 Maintenance Planning Assistance. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to assist with maintenance program development and to provide consulting related to maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.2 ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide one (1) on site visit to Customer’s main base to assist with the development of their ETOPS maintenance program and to provide consultation related to ETOPS maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by the Customer.

3.1.3 GSE/Shops/Tooling Consulting. Upon request, Boeing will provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.4 Maintenance Engineering Evaluation. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation. Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.2 Spares.

(i)	Recommended Spares Parts List (RSPL). A customized RSPL, data and documents will be provided to identify spare parts required for Customer’s support program.

(ii)	Illustrated Parts Catalog (IPC). A customized IPC in accordance with ATA 100 will be provided.

(iii)	Provisioning Training. Provisioning training will be provided for Customer’s personnel at Boeing’s facilities, where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.

(iv)	Spares Provisioning Conference. A provisioning conference will be conducted, normally at Boeing’s facilities where technical data and personnel are available.

4.	Technical Data and Documents.

The following will be provided in mutually agreed formats and quantities:

4.1 Flight Operations.

Airplane Flight Manual

Flight Crew Operations Manual and Quick Reference Handbook

Weight and Balance Manual Chapter 1 Control and Loading

Dispatch Deviations Guide

Flight Crew Training Manual

Performance Engineer’s Manual

Jet Transport Performance Methods

FMC Supplementary Data Document

Operational Performance Software

ETOPS Guide Vol. III

Flight Planning and Performance Manual

Flight Attendant Manual

4.2 Maintenance.

Aircraft Maintenance Manual

Wiring Diagram Manual

Systems Schematics Manual

Structural Repair Manual

Component Maintenance Manual

Standard Overhaul Practices Manual Chapter 20

Standard Wiring Practices Manual Chapter 20

Nondestructive Test Manual

Service Bulletins and Index

Fault Isolation Manual

Fault Reporting Manual

Fuel Measuring Stick Manual

Powerplant Buildup Manual (except Rolls Royce)

All Operators Messages

Service Letters

Structural Item Interim Advisory

Combined Index

Maintenance Tips

Configuration Data Base Generator User Guide (model 777 only)

Baggage/Cargo Loading Manual (model 767 and 777 only)

4.3 Maintenance Planning.

Maintenance Planning Data Document

Maintenance Task Cards and Index

Airline Maintenance Inspection Intervals

ETOPS Guide Vol. II

ETOPS Configuration Maintenance and Procedures

4.4 Spares.

Illustrated Parts Catalog

Standards Books

4.5 Facilities and Equipment Planning.

Maintenance Facilities and Equipment Planning Document

Special Tool and Ground Handling Equipment Drawings and Index

Supplementary Tooling Documentation

Illustrated Tool and Equipment Manual

Airplane Recovery Document

Airplane Characteristics for Airport Planning Document

Airplane Rescue and Fire Fighting Information

Engine Ground Handling Document

ETOPS Guide Vol. I

4.6 Supplier Technical Data.

Supplier Service Bulletins

Supplier Ground Support Equipment List

Supplier Assembly Drawings

Component Maintenance Manuals

Overhaul Manual/Component Maintenance Manual Index

Supplier Publications Index

Product Support Supplier Directory

Supplier Product Support and Assurance Agreements Documents Vol. I and II

Supplier Spare Part Price Catalog

4.7 Fleet Statistical Data and Reporting

Fleet reliability views, charts, and reports

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Supplemental Exhibit CS1-3

to Purchase Agreement Number PA-03814

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 737-800 AIRCRAFT

Customer currently operates an aircraft of the same model as the Aircraft. Upon Customer’s request, Boeing will develop and schedule a customized Customer Support Program to be furnished in support of the Aircraft. The customized program will be based upon and equivalent to the entitlements summarized below.

1.	Maintenance Training.

1.1 Maintenance Training Minor Model Differences Course, if required, covering operational, structural or systems differences between Customer’s newly-purchased Aircraft and an aircraft of the same model currently operated by Customer; one (1) class of fifteen (15) students;

1.2 Training materials, if applicable, will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including visual aids, text and graphics will be provided for use in Customer’s own training program.

2.	Flight Training.

Boeing will provide, if required, one classroom course to acquaint up to fifteen (15) students with operational, systems and performance differences between Customer’s newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.

Any training materials used in Flight Training, if required, will be provided for use in Customer’s own training program.

3.	Planning Assistance.

3.1 Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA seemingly to the contrary, Boeing will provide the following Maintenance Engineering support:

3.1.1 Maintenance Planning Assistance. Upon request, Boeing will provide assistance in identifying the impact to Customers maintenance program resulting from minor model differences between the Aircraft and an aircraft of the same model currently operated by the Customer.

3.1.2 ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide assistance in identifying the impact to Customer’s ETOPS maintenance program resulting from minor model differences between the Aircraft and an aircraft of the same model currently operated by the Customer.

3.1.3 GSE/Shops/Tooling Consulting. Upon request, Boeing will provide assistance to Customer in identifying the impact to Customer’s maintenance tools and ground support equipment resulting from the minor model differences between the Aircraft and an aircraft of the same model currently operated by Customer.

3.2 Spares. Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL) and Illustrated Parts Catalog (IPC).

4.	Technical Data and Documents.

Boeing will revise, as applicable, technical data and documents provided with previously delivered aircraft.

****

between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Supplemental Exhibit EE1

to Purchase Agreement Number PA-03814

****

relating to

BOEING MODEL 737-800 AIRCRAFT

****

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Supplemental Exhibit SLP1

to Purchase Agreement Number PA-03814

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 737-800 AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-03814.

1.	Wing.

(i)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(ii)	Wing spar webs, chords and stiffeners.

(iii)	Inspar wing ribs.

(iv)	Inspar splice plates and fittings.

(v)	Main landing gear support structure.

(vi)	Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.

(vii)	Wing-to-body structural attachments.

(viii)	Engine strut support fittings attached directly to wing primary structure.

(ix)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

(x)	Trailing edge flap tracks and carriages.

(xi)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2.	Body.

(i)	External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(ii)	Window and windshield structure but excluding the windows and windshields.

(iii)	Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(iv)	Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

(v)	Main gear wheel well structure including pressure deck and landing gear beam support structure.

(vi)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(vii)	Forward and aft pressure bulkheads.

(viii)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

(ix)	Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(x)	Support structure in the body for the stabilizer pivot and stabilizer screw.

3.	Vertical Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

(iii)	Inspar ribs.

(iv)	Rudder hinges and supporting ribs, excluding bearings.

(v)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(vi)	Rudder internal, fixed attachment and actuator support structure.

4.	Horizontal Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front and rear spar chords, webs and stiffeners.

(iii)	Inspar ribs.

(iv)	Stabilizer center section including hinge and screw support structure.

(v)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(vi)	Elevator internal, fixed attachment and actuator support structure.

5.	Engine Strut.

(i)	Strut external surface skin and doublers and stiffeners.

(ii)	Internal strut chords, frames and bulkheads.

(iii)	Strut to wing fittings and diagonal brace.

(iv)	Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.

6.	Main Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Upper and lower side struts, including spindles, universals and reaction links.

(iv)	Drag strut.

(v)	Orifice support tube.

(vi)	Downlock links including spindles and universals.

(vii)	Torsion links.

(viii)	Bell crank.

(ix)	Trunnion link.

(x)	Actuator beam, support link and beam arm.

7.	Nose Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Orifice support tube.

(iv)	Upper and lower drag strut, including lock links.

(v)	Steering plates and steering collars.

(vi)	Torsion links.

NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

VLS-PA-03814-LA-1208458

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Loading of Customer Software

Reference:	Purchase Agreement No. PA-03814 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Customer may request Boeing to install software owned by or licensed to Customer (Software) in the following systems in the Aircraft: (i) aircraft communications addressing and reporting system (ACARS), (ii) digital flight data acquisition unit (DFDAU), (iii) flight management system (FMS), (iv) cabin management system (CMS), (v) engine indication and crew alerting system (EICAS), (vi) airplane information management system (AIMS), (vii) satellite communications system (SATCOM), and (viii) In-Flight Entertainment (IFE).

2. For all Software described in paragraph 1, above, other than Software to be installed in SATCOM and IFE, the Software is not part of the configuration of the Aircraft certified by the FAA and therefore cannot be installed prior to delivery. If requested by Customer, Boeing will install such Software after the transfer to Customer of title to the Aircraft, but before fly away.

3. The SATCOM Software is part of the configuration of the Aircraft and included in the type design. If requested by Customer, Boeing will install the SATCOM Software prior to transfer to Customer of title to the Aircraft.

4. For IFE Software, if requested by Customer, Boeing will make the Aircraft accessible to Customer and Customer’s IFE Software supplier so that the supplier can install the Software after delivery of the Aircraft, but before fly away.

5. All Software which is installed by Boeing other than the SATCOM Software will be subject to the following conditions:

(i)	Customer and Boeing agree that the Software is BFE for the purposes of Articles 3.1.3, 3.2, 3.4, 3.5, 3.10, 10 and 11 of Exhibit A, Buyer Furnished Equipment Provisions Document, to the AGTA and such articles apply to the installation of the Software.

(ii)	Customer and Boeing further agree that the installation of the Software is a service under Exhibit B, Customer Support Document, to the AGTA.

(iii)	Boeing makes no warranty as to the performance of such installation and Article 11 of Part 2 of Exhibit C of the AGTA, Disclaimer and Release; Exclusion of Liabilities and Article 8.2, Insurance, of the AGTA apply to the installation of the Software.

Very truly yours, THE BOEING COMPANY

By	/s/ Jeffery J. Solomon
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 18, 2012

AVOLON AEROSPACE LEASING LIMITED

By	/s/ Tom Ashe
Its	Director

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

VLS-PA-03814-LA-1208459

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Seller Purchased Equipment

Reference:	Purchase Agreement No. PA-03814 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

Seller Purchased Equipment (SPE) is BFE that Boeing purchases for Customer and that is identified as SPE in the Detail Specification for the Aircraft.

1.	Price.

1.1 Advance Payments. An estimated SPE price is included in the Advance Payment Base Prices shown in Table 1 for the purpose of establishing the advance payments for the Aircraft.

1.2 Aircraft Price. The Aircraft Price will be adjusted to reflect the actual costs charged to Boeing by the SPE suppliers and transportation charges.

2.	Customer Responsibilities.

Customer is responsible for:

(i)	selecting the SPE suppliers from a list provided by Boeing for the commodities identified on such list and notifying Boeing of the SPE suppliers in accordance with the supplier selection date(s) as set forth in Attachment A of this Letter Agreement;

(ii)	for in-flight entertainment and cabin communications systems (IFE/CCS), participate with Boeing in meetings with such suppliers to ensure that suppliers’ functional system specifications meet Customer’s and Boeing’s respective requirements;

(iii)	for emergency/miscellaneous equipment, providing to Boeing the selected part specification/Customer requirements. Standard supplier pricing, product support, warranty, spares, training and any additional support defined by Customer will be a direct pass through to Customer at time of Aircraft delivery;

(iv)	for seats, galleys, galley inserts, and IFE/CCS, negotiating price directly with the suppliers, and entering into direct agreements with the suppliers for product support including spares support, warranty, training and any additional support defined by the Customer. Customer shall provide suppliers’ pricing to Boeing and shall obtain suppliers’ agreement to accept Boeing’s purchase orders reflecting the Customer negotiated pricing.

3.	Boeing Responsibilities.

Boeing is responsible for:

(i)	placing and managing the purchase orders with the suppliers;

(ii)	coordinating with the suppliers on technical issues;

(iii)	for seats, galleys, galley inserts and IFE/CCS confirming the agreed to pricing with both the Customer and supplier;

(iv)	for IFE/CCS providing Aircraft interface requirements to suppliers and assisting suppliers in the development of their IFE/CCS system specifications and approving such specifications;

(v)	ensuring that the delivered SPE complies with the part specification;

(vi)	obtaining certification of the Aircraft with the SPE installed;

(vii)	for miscellaneous/emergency equipment, obtaining standard supplier pricing, and obtaining for Customer copies of product support, warranty, spares, training, and any additional support documentation defined by the Customer which shall be provided to Customer prior to delivery of the Aircraft.

4.	Supplier Selection For SPE Galleys and Seats.

4.1 In addition to those responsibilities described above, for SPE galleys and seats the following provisions apply with respect to Customer’s selection of suppliers:

4.1.1 Galley Requirements. Customer will provide Boeing the definitive galley configuration requirements, including identification of refrigeration requirements and fixed and removable insert equipment by quantity, manufacturer and part number not later than eight (8) weeks prior to galley supplier selection dates in Attachment A.

4.1.2 Seat Requirements. Customer will provide to Boeing the definitive seat configuration requirements not later than eight (8) weeks prior to seat supplier selection dates in Attachment A.

4.1.3 Bidder’s List. For information purposes, Boeing will submit to Customer a bidder’s list of existing suppliers of seats and galleys one hundred twenty (120) days prior to the supplier selection date(s) referred to in paragraph 2 (i) above.

4.1.4 Request for Quotation (RFQ). Approximately ninety (90) days prior to the supplier selection date(s), Boeing will issue its RFQ inviting potential bidders to submit bids for the galleys and seats within thirty (30) days of the selection date.

4.1.5 Recommended Bidders. Not later than fifteen (15) days prior to the supplier selection date(s), Boeing will submit to Customer a list of recommended bidders from which to choose a supplier for the galleys and seats. The recommendation is based on an evaluation of the bids submitted using price, weight, warranty and schedule as the criteria.

4.1.6 Supplier Selection. If Customer selects a seat or galley supplier that is not on the Boeing recommended list, such seat or galley will become BFE and the provisions of Exhibit A, Buyer Furnished Equipment Provisions Document, of the AGTA will apply.

5.	IFE/CCS Software.

IFE/CCS may contain software of the following two types:

5.1 Systems Software. The software required to operate and certify the IFE/CCS systems on the Aircraft is the Systems Software and is part of the IFE/CCS.

5.2 Customer’s Software. The software accessible to the Aircraft passengers which controls Customer’s specified optional features is Customer’s Software and is not part of the IFE/CCS.

5.2.1 Customer is solely responsible for specifying Customer’s Software functional and performance requirements and ensuring that Customer’s Software meets such requirements. Customer and Customer’s Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer’s Software. Customer shall be responsible for and assumes all liability with respect to Customer’s Software.

5.2.2 The omission of any Customer’s Software or the lack of any functionality of Customer’s Software will not be a valid condition for Customer’s rejection of the Aircraft at the time of Aircraft delivery.

5.2.3 Boeing has no obligation to approve any documentation to support Customer’s Software certification. Boeing will only review and operate Customer’s Software if in Boeing’s reasonable opinion such review and operation is necessary to certify the IFE/CCS system on the Aircraft.

5.2.4 Boeing shall not be responsible for obtaining FAA certification for Customer’s Software.

6.	Changes.

After Customer’s acceptance of this Letter Agreement, any changes to SPE may only be made by and between Boeing and the SPE suppliers. Customer requested changes to the SPE after execution of this Letter Agreement shall be made by Customer in writing directly to Boeing for approval and for coordination by Boeing with the SPE supplier. Any such change to the configuration of the Aircraft shall be subject to price and offerability through Boeing’s master change or other process for amendment of the Purchase Agreement.

7.	Proprietary Rights.

Boeing’s obligation to purchase SPE will not impose upon Boeing any obligation to compensate Customer or any supplier for any proprietary rights Customer may have in the design of the SPE.

8.	Remedies.

If Customer’s nonperformance of its obligations in this Letter Agreement causes a delay in the delivery of the Aircraft or causes Boeing to perform out-of-sequence or additional work, Customer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in Aircraft delivery. In addition, Boeing will have the right to:

8.1 delay delivery of the Aircraft;

8.2 deliver the Aircraft without installing the SPE;

8.3 provide and install suitable alternate equipment and invoice Customer for the associated cost; and/or

8.4 increase the Aircraft Price by the amount of Boeing’s additional costs attributable to such noncompliance.

9.	Title and Risk of Loss.

Title and risk of loss of the SPE will remain with Boeing until the Aircraft is delivered to Customer.

10.	Customer’s Indemnification of Boeing.

Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing’s installation of the SPE.

11.	Definition.

For purposes of the above indemnity, the term Boeing includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeffery J. Solomon
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 18, 2012

AVOLON AEROSPACE LEASING LIMITED

By	/s/ Tom Ashe
Its	Director

Attachment A to

Letter Agreement VLS-PA-03814-LA-1208549

1.	Supplier Selection.

Customer will:

1.1	Select and notify Boeing of the suppliers and part numbers of the following SPE items by the following dates:

Galley System	****

Galley Inserts	****

Seats (passenger)	****

Overhead & Audio System	****

In-Seat Video System	****

Miscellaneous Emergency Equipment	****

Cargo Handling Systems* (Single Aisle Programs only)	****

*For a new certification, supplier requires notification **** prior to Cargo Handling System on-dock date.

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

VLS-PA-03814-LA-1208457

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Assignment of Customer’s Interest to a Subsidiary or Affiliate

Reference:	Purchase Agreement No. PA-03814 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The terms of this Letter Agreement will prevail in the event of any conflict between this Letter Agreement and any provision in the Purchase Agreement.

1.	****

2.	****

3.	Assignment.

This Letter Agreement is provided as an accommodation to Customer in consideration of its relationship with Boeing, and cannot be assigned in whole or in part.

4.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeffery J. Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 18, 2012

AVOLON AEROSPACE LEASING LIMITED

By	/s/ Tom Ashe

Its	Director

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

VLS-PA-03814-LA-1208460

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Export-Import Bank Financing Application Disclosure

Reference:	Purchase Agreement No. PA-03814 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	****

2.	Confidentiality.

The information contained in this Agreement represents confidential business information and has value precisely because it is not available generally or to other parties. Customer therefore agrees to limit disclosure of the information contained in this Agreement to employees of Customer with a need to know or to certain other entities (including Customer’s legal advisors, financiers or governmental authorities) in order to assist Customer in evaluating Customer’s purchase of the Aircraft and who in turn agree not to disclose its contents to any other person or entity without the prior written permission of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeffery J. Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 18, 2012

AVOLON AEROSPACE LEASING LIMITED

By	/s/ Tom Ashe

Its	Director

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

VLS-PA-03814-LA-1208461

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Leasing Matters

Reference:	Purchase Agreement No. PA-03814 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

It is understood that Customer intends to lease the Aircraft to a third party or parties (Lessee or Lessees) and that such Lessees will be in the commercial airline business as an operator of aircraft. This Letter Agreement relates to certain services that Boeing will provide to such Lessees.

1.	****

2.	****

3.	****

4.	****

5.	****

6.	Assignment of Additional Rights at Delivery.

At the time of delivery by Boeing of any Aircraft to Customer and Customer’s re-delivery of an Aircraft to an initial Lessee, Customer and Lessee will enter into an assignment of the remaining rights and duties under the Purchase Agreement (including warranty rights), pursuant to the provisions of Article 9 of the AGTA.

7.	Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeffery J. Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 18, 2012

AVOLON AEROSPACE LEASING LIMITED

By	/s/ Tom Ashe

Its	Director

ATTACHMENT A

EXPLANATION & INSTRUCTIONS:

The Partial Assignment of Rights form which follows as Attachment A must be executed prior to the provision of the training, services and Materials described in the applicable Supplemental Exhibit (Customer Support Document) to the Purchase Agreement. It assigns only rights described in such document and does not assign warranty or other rights under the Purchase Agreement, which are reserved until delivery and are assigned at that time.

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, Washington 98124-2207

Attention:	Vice President – Contracts Mail Stop 75-38

Subject:	Partial Assignment of Rights Avolon Aerospace Leasing Limited as Lessor and as Lessee of Model 737-800 Aircraft

Gentlemen:

In connection with the lease by Avolon Aerospace Leasing Limited (Customer) to                                                       (Lessee) of a Boeing aircraft (more fully described below), reference is made to the following documents:

(i)	Purchase Agreement No. PA-03814 dated as of , 2012, between The Boeing Company (Boeing) and Customer, as amended and supplemented (Purchase Agreement), under which Customer purchased Boeing Model 737-800 aircraft, including certain aircraft which have been designated for lease to Lessee (Aircraft).

(ii)	Aircraft General Terms Agreement No. AGTA-VLN dated as of December 18, 2009, between Boeing and Customer, as amended and supplemented (AGTA), which defines terms and conditions referenced in the Purchase Agreement.

(iii)	dated as of , 20 between Customer and Lessee relating to the lease of the Aircraft (Lease).

Pursuant to the Lease, Customer has agreed to lease the Aircraft to Lessee. Included in such Lease is the transfer to Lessee of certain rights to receive training, support and services, and other things related to the Aircraft under the provisions of Supplemental Exhibit CS1 (Customer Support Document) to the Purchase Agreement. In order to accomplish such transfer of such rights, as authorized by the provisions of Article 9 of the AGTA, the parties agree as follows:

1.	Lessee’s Agreement to be Bound.

In consideration of Boeing’s acknowledgment of this notice, Lessee, its successors and permitted assigns, hereby agree to be bound by and comply with all applicable terms, conditions, and limitations of the Purchase Agreement including, without limitation, the exclusion of liability, disclaimer, and insurance provisions of the AGTA as incorporated into the Purchase Agreement.

2.	Lessee’s Insurance.

Boeing’s obligation to provide the training, services and Materials to Lessee is conditioned on the receipt by Boeing of evidence of compliance by Lessee with the insurance requirements set forth in Article 8.2 of the AGTA, prior to the provision of such training, services and Materials.

3.	Continuing Lessor Rights and Obligations.

Customer reserves to itself all rights, claims and interests it may have under the Purchase Agreement not expressly assigned to Lessee hereunder and Customer acknowledges that it remains responsible to perform all of the terms and conditions of the Purchase Agreement, including without limitation responsibility (i) for any payments due Boeing with respect to the Aircraft under Article 3 (Price) and Article 4 (Payment) of the Purchase Agreement and any Spare Parts or Leased Parts for the Aircraft ordered by Customer under Customer’s CSGTA, and (ii) for the risk protections specified in Article 8 of the AGTA.

4.	Appointment of Lessee.

Customer hereby assigns to Lessee the sole authority to exercise all rights and powers of Customer with respect to the training, services and Materials under the Customer Support Document to the Purchase Agreement. Such authorization will continue until Boeing will have received from Customer written notice to the contrary addressed to Boeing’s Vice President - Contracts, P.O. Box 3707, Seattle, Washington 98124-2207 (by courier: 1901 Oakesdale Avenue SW, Renton, WA 98055). Until Boeing will have received such notice, Boeing will be entitled to deal exclusively and solely with Lessee with respect to the training, services and Materials and with respect to the rights, powers, duties or obligations under the Customer Support Document to the Purchase Agreement, and all actions taken by Lessee or agreements entered into by Lessee with respect to such training, services and Materials during the period prior to Boeing’s receipt of such notice will be final and binding upon Customer.

5.	Modification, Revision or Substitution of Training, Services and Materials.

Customer and Lessee agree that the appointment of Lessee set forth in paragraph 4 herein includes the authority, with Boeing’s agreement, to modify, revise or substitute the form, type, and scope of the training, services and Materials; provided however, that such modification, revision or substitution does not create any additional financial obligation by Customer to Boeing. It is further understood and agreed that the provisions of this assignment (including but not limited to matters of exclusion of liability, disclaimer, and insurance) will apply to the provision by Boeing of such modified, revised or substituted training, services and Materials to the same extent as if they were specifically described in the Purchase Agreement.

6.	Boeing Rights and Obligations.

Customer and Lessee confirm expressly for the benefit of Boeing that nothing in this assignment will (i) subject Boeing to any obligation or liability to which it would not otherwise be subject under the Purchase Agreement or limit, restrict, or change in any respect Boeing’s rights, representations, warranties, indemnities or other agreements thereunder, except as otherwise expressly provided herein, (ii) limit any rights of set-off Boeing may have under applicable law, or (iii) require Boeing to divest itself of title to or possession of the Aircraft until delivery thereof and payment therefore as provided in the Purchase Agreement.

7.	Signing in Counterparts.

This assignment may be signed by the parties hereto in separate counterparts, each of which when executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

8.	GOVERNING LAW.

THIS AGREEMENT WILL BE GOVERNED BY THE LAW OF THE STATE OF WASHINGTON, U.S.A., INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND EXCLUSIVE OF WASHINGTON’S CONFLICTS OF LAWS RULES.

9.	Lessee Acceptance.

Lessee hereby accepts the authorizations set forth in paragraphs 4 and 5 herein.

We request that Boeing, upon receipt of this letter, acknowledge receipt thereof and confirm the transfer of rights under the Purchase Agreement as set forth above, by signing the acknowledgment set forth below and forwarding one copy of this letter, so acknowledged, to each of the undersigned.

IN WITNESS WHEREOF, the parties hereto have caused this Partial Assignment of Rights agreement to be duly executed as of the dates written below.

Very truly yours, Avolon Aerospace Leasing Limited

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

+[NAME OF LESSEE]

By

Its

Boeing Acknowledgment

Receipt of the above letter acknowledged and transfer of rights under the Purchase Agreement with respect to the Aircraft as described above confirmed, effective as of the date indicated below:

THE BOEING COMPANY

By

Its	Attorney-In-Fact

Date:	, 20

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

VLS-PA-03814-LA-1208462

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	****

Reference:	Purchase Agreement No. PA-03814 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

****

1.	****

2.	****

3.	****

4.	****

5.	****

6.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft to commercial operators and cannot be assigned in whole or, in part.

7.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours, THE BOEING COMPANY

By	/s/ Jeffery J. Solomon
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 18, 2012

AVOLON AEROSPACE LEASING LIMITED

By	/s/ Tom Ashe
Its	Director

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

VLS-PA-03814-LA-1208463

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Aircraft Performance Guarantees

Reference:	Purchase Agreement No. PA-03814 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Performance Guarantees.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

2.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft to commercial operators and cannot be assigned in whole or, in part.

3.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeffery J. Solomon
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 18, 2012

AVOLON AEROSPACE LEASING LIMITED

By	/s/ Tom Ashe
Its	Director

Attachment to Letter Agreement

No. VLS-PA-03814-LA-1208463

CFM56-7B26E Engines

****

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

VLS-PA-03814-LA-1208464

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	****

Reference:	Purchase Agreement No. PA-03814 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	****

2.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

3.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeffery J. Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 18, 2012

AVOLON AEROSPACE LEASING LIMITED

By	/s/ Tom Ashe

Its	Director

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

VLS-PA-03814-LA-1208465

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Assignment of Customer’s Interest for Securing Advance Payment Financing

Reference:	Purchase Agreement No. PA-03814 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

This Letter Agreement sets forth the rights and obligations between Boeing and Customer in the event of Customer’s desire to assign certain of its rights and interests under the Purchase Agreement for the purpose of securing advance payment financing. The terms of this Letter Agreement will prevail in the event of any conflict between this Letter Agreement and any provision of the Purchase Agreement.

1.	****

2.	****

3.	****

4.	Assignment.

This Letter Agreement is provided as an accommodation to Customer in consideration of its relationship with Boeing, and cannot be assigned in whole or in part.

5.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeffery J. Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 18, 2012

AVOLON AEROSPACE LEASING LIMITED

By	/s/ Tom Ashe

Its	Director

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

VLS-PA-03814-LA-1208466

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	****

Reference:	Purchase Agreement No. PA-03814 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	****

2.	****

3.	****

4.	****

5.	****

6.	****

7.	Assignment.

Except for an assignment by Customer to a wholly-owned subsidiary as permitted under Article 9, entitled “Assignment, Resale, or Lease” of the AGTA, this Letter Agreement is provided as an accommodation to Customer in consideration of Customer taking title to the Aircraft at delivery and leasing the Aircraft to a commercial operator and cannot be assigned in whole, or in part.

8.	Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeffery J. Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 18, 2012

AVOLON AEROSPACE LEASING LIMITED

By	/s/ Tom Ashe

Its	Director

ATTACHMENT A to

Letter Agreement VLS-PA-03814-LA-1208466

****

****

ATTACHMENT B to

****

****

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

VLS-PA-03814-LA-1208467

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Special Matters

Reference:	Purchase Agreement No. PA-03814 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.      Credit Memoranda. In consideration of Customer’s purchase of the Aircraft, at the delivery of each such Aircraft, unless otherwise noted, Boeing will provide to Customer the following credit memoranda:

****

2.	****

3.	****

4.	****

5.	****

6.	****

7.	Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and leasing the Aircraft to commercial operators. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

8.	Confidentiality

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, Boeing may rescind the Credit Memoranda contained in paragraph 1 above, in the event of any unauthorized disclosure by Customer.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeffery J. Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 18, 2012

AVOLON AEROSPACE LEASING LIMITED

By	/s/ Tom Ashe

Its	Director

SUPPLEMENTAL AGREEMENT NO. 1

to

PURCHASE AGREEMENT NO. 3814

Between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Relating to Boeing Model 737-800 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of 6 May, 2013 (Supplemental Agreement No. 1) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, and AVOLON AEROSPACE LEASING LIMITED, a Cayman Islands company (Customer).

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3814 dated 18 September 2012 relating to Boeing Model 737-800 Aircraft (together with all Tables, Exhibits, Supplemental Exhibits, Letter Agreements, and other attachments thereto, the Purchase Agreement);

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to revise the Customer baseline configuration of the Aircraft, and accordingly, Exhibit A is updated to reflect such configuration change; and

WHEREAS, Boeing and Customer wish to incorporate a previously executed letter agreement into the Purchase Agreement as an administrative matter.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Table of Contents.

The Table of Contents of the Purchase Agreement is deleted in its entirety and is replaced by a new Table of Contents attached to this Supplemental Agreement No. 1.

2.	Exhibits and Supplemental Exhibits.

Exhibit A is revised to provide current part and cost detail for Baseline Specification D019A001VLN38P-1, Rev New, dated when released. Such Detail Specification is comprised of Boeing Configuration Specification D019A001, Rev O dated March 31, 2011 as amended to incorporate the Options listed in Exhibit A, attached to this Supplemental Agreement No 1. Notwithstanding the change to Exhibit A described above, the parties acknowledge and agree that such change does not affect the Optional Features price, Advance Payment Base Price, or Advance Payments shown in Table 1 to the Purchase Agreement.

3.	Letter Agreements.

For administrative purposes, the following previously executed letter agreement is hereby incorporated into the Purchase Agreement by this reference and is added to the Table of Contents: LA-1210454, Advance Payment Special Matters.

The Purchase Agreement shall be deemed to be amended to the extent herein provided and as so amended shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AVOLON AEROSPACE LEASING LIMITED

By:	/s/ Jeffery J. Solomon	By:	/s/ Tom Ashe

Its:	Attorney-In-Fact	Its:	Director

TABLE OF CONTENTS

SA NUMBER
ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1.	Aircraft Information Table

EXHIBITS
A.	Aircraft Configuration- Model 737-8MA (VLS Baseline)	SA-1
B.	Aircraft delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables
CS1-1.	Customer Support Variables
CS1-2.	Customer Support Variables
CS1-3.	Customer Support Variables
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

LETTER AGREEMENTS
LA-1208457	Assignment of Customer’s Interest to Subsidiary or Affiliate
LA-1208458	Loading of Customer Software
LA-1208459	Seller Purchased Equipment
LA-1208460	Export-Import Bank Financing Application Disclosure
LA-1208461	Leasing Matters
LA-1208462	****
LA-1208463	Aircraft Performance Guarantees
LA-1208464	****
LA-1208465	Assignment of Customer’s Interest for Securing Advance Payment Financing
LA-1208466	****
LA-1208467	Special Matters
LA-1210454	**** SA-1

Exhibit A

to Purchase Agreement No. 3814

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 737-8MA AIRCRAFT

The Detail Specification is Boeing document number D019A001VLS38P-1 revision. New, dated when released. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing configuration specification D019A001, revision O, dated March 31, 2011, as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

Exhibit A

to Purchase Agreement No. 3814

CR	Title	**** **** ****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

Exhibit A

to Purchase Agreement No. 3814

****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

Exhibit A

to Purchase Agreement No. 3814

****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

Exhibit A

to Purchase Agreement No. 3814

****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

Exhibit A

to Purchase Agreement No. 3814

****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	****

Reference:	Purchase Agreement No. PA-03814 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	****

2.	Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, Boeing may rescind the provisions detailed in paragraph 1 above.

3.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at delivery and leasing the Aircraft to a commercial operator and cannot be assigned in whole or, in part.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeffery J. Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	March 1, 2013

Avolon Aerospace Leasing Limited

By	/s/ Tom Ashe

Its	Director